Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quaterly report of WorldTradeShow.com, Inc. (the "Company") on Form 10-QSB for the period ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 20, 2006	/s/	SHELDON SILVERMAN Sheldon Silverman, President, Chief Executive Officer, and Chief Financial Officer